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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 10, 2004 (November 9, 2004)

ACCURIDE CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-50239	61-1109077
(Commission File Number)	(I.R.S. Employer Identification No.)

7140 Office Circle Evansville, IN	47715
(Address of Principal Executive Offices)	(Zip Code)

812-962-5000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

        On November 9, 2004, Accuride Corporation issued a press release announcing its financial results for the fiscal quarter ended September 30, 2004. A copy of this press release, including information concerning forward-looking statements and factors that may affect future results, is attached hereto as Exhibit 99.1. This press release is being furnished, not filed, under Item 2.02 in this Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

  (c)
  Exhibits

  99.1
  Press Release of Accuride Corporation, dated November 9, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION
Date: November 10, 2004	/s/ JOHN R. MURPHY John R. Murphy Chief Financial Officer

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  Item 2.02. Results of Operations and Financial Condition
  Item 9.01. Financial Statements and Exhibits
SIGNATURE